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                                                                    EXHIBIT 10B

                                                               EXECUTION VERSION

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT

         THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 28, 2003, is entered into by and among AVNET, INC., a New York corporation ("Avnet"), the lenders party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. Avnet, the Lenders and the Administrative Agent are parties to that certain Credit Agreement (Multi-Year) dated as of October 25, 2001, as amended or modified by that First Amendment to Credit Agreement (Multi-Year) dated as of March 29, 2002, that Second Amendment to Credit Agreement (Multi-Year) dated as of October 10, 2002, that certain letter agreement dated as of November 8, 2002, that Third Amendment to Credit Agreement dated as of November 23, 2002, that Fourth Amendment to Credit Agreement dated as of December 9, 2002, that Fifth Amendment to Credit Agreement dated as of December 12, 2002, that Sixth Amendment to Credit Agreement dated as of December 13, 2002, and that Seventh Amendment to Credit Agreement dated as of January 30, 2003 (as so amended or modified, the "Credit Agreement"), pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to Avnet and certain of its Subsidiaries.

         B. Avnet has requested that the Administrative Agent and the Lenders agree to certain amendments of the Credit Agreement.

         The Administrative Agent and the Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement as amended hereby.

         2. Amendments to Credit Agreement. The Credit Agreement shall be amended, effective as of the Effective Date, as follows:

                  (a) At Section 1.01, at the defined term "EBITDA", by replacing the dollar amount "$25,000,000" with "$47,700,000".

                  (b) Section 6.07(m) shall be amended by replacing the dollar amount "$10,000,000" with "$20,000,000".

                  (c)      Section 6.14 shall be amended as follows:

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                           (i)      In clause (v) of subsection (h), by
replacing the dollar amount "$5,000,000" with "$15,000,000"; and

                           (ii)     In subsection (l), by replacing the dollar
amount "$5,000,000" with "$15,000,000".

                  (d) Section 6.17 shall be amended by adding the following at the end thereof:

                  ";provided, however, that notwithstanding the other provisions of this Section 6.17, Avnet shall be permitted to repay, prepay, cause the redemption or Substantive Defeasement of, or repurchase, and cancel any or all Capital Markets Notes having original stated maturities in year 2004 (collectively, the "2004 Notes Redemption"), provided Avnet delivers to the Administrative Agent on each date on which Avnet becomes obligated to consummate a 2004 Notes Redemption a certificate signed by a Responsible Officer of Avnet certifying that on and as of such date (i) there exists no Default or Event of Default, and (ii) the representations and warranties of Avnet contained in Article V of the Credit Agreement are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date."

                  (e)      Section 6.25 shall deleted in its entirety and

replaced with the following:

                  "6.25 SEI INVESTMENT. Avnet shall, as and when required under the terms of the guarantee provision (the "SEI Guaranty Provision") in that Share Purchase Agreement dated as of August 25, 1999 between Avnet and SEI Investments B.V., pay or deliver any amount required to be paid or delivered pursuant to the SEI Guaranty Provision (collectively, the "SEI Payments") and such SEI Payments shall be (a) in the form of common stock of Avnet issued for such purposes (and not acquired by Avnet pursuant to any secondary market purchase or stock redemption program), or (b) in the form of cash, provided that in the event of any such cash payment, Avnet shall deliver to the Administrative Agent on the date such SEI Payment is made a certificate signed by a Responsible Officer of Avnet certifying that on and as of such date (the "SEI Payment Date"):

                           (i)      there exists no Default or Event of Default;

                           (ii) on a pro forma basis, based upon (A) the most recent quarterly or annual financial statements delivered by Avnet under Section 6.01(a) or (b) or (B) if the SEI Payment Date falls between the end of a financial quarter and the date on which Avnet delivers financial statements pursuant to Section 6.01(a) or (b) in respect of such quarter, preliminary financial statements prepared by Avnet in accordance with GAAP and fairly presenting the financial condition of Avnet and its consolidated Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject to the absence of footnotes and to ordinary quarter-end adjustments, and in either event (A) and
                  (B), modified to take into account the effect of such SEI Payment as if such SEI Payment had

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                  occurred on the last day of such quarter, no breach of Section
                  6.11(b) or (c) would occur as a result of such SEI Payment, and attaching a properly completed pro forma Compliance Certificate to the same effect; and

                           (iii) the representations and warranties of Avnet contained in Article V of the Credit Agreement are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date."

         3. Representations and Warranties. Avnet hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) No Default or Event of Default has occurred and is continuing, either immediately prior to or after giving effect to this Amendment.

                  (b) The execution, delivery and performance by Avnet of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of Avnet, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                  (c) All representations and warranties of Avnet contained in Article V of the Credit Agreement as amended hereby are true and correct as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

                  (d) Avnet is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders or any other Person.

                  (e) As of the Effective Date, there are no Designated Borrowers under the Credit Agreement.

                  (f) The information set forth on Schedule 1 attached hereto in respect of Avnet do Brasil LTDA ("Avnet Brasil") and Soluciones Mercantiles, S. de R.L. de C.V. (Mexico) ("Soluciones") is true and correct in all material respects to the best of Avnet's knowledge.

         4. Effective Date. This Amendment will become effective as of the date shown first above, provided each of the following conditions precedent has been satisfied (the "Effective Date"):

                  (a) The Administrative Agent shall have received from each of Avnet and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

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                  (b)      The Administrative Agent shall have received from the
secretary or assistant secretary of Avnet a certificate providing satisfactory evidence of the authorization of the execution, delivery and performance by Avnet of this Amendment and any other documents contemplated hereby.

                  (c) The Administrative Agent shall have received from Avnet a certificate executed by a Responsible Officer of Avnet, dated as of the Effective Date and certifying that (i) all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date and (ii) on and as of the Effective Date, no event has occurred which has or would reasonably be likely to have a material adverse effect on the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of Avnet or of Avnet and its Subsidiaries taken as a whole.

                  (d) The Administrative Agent shall have received satisfactory evidence that Avnet has paid (i) all Attorney Costs of the Administrative Agent, and (ii) all other reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith, in each case to the extent invoiced prior to the Effective Date (including any previously invoiced and outstanding Attorney Costs that relate to services previously provided).

                  (e) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent may request.

                  (f) The Administrative Agent shall have received, in form and substance satisfactory to it, an irrevocable notice pursuant to Section 2.06(a) of the Credit Agreement from Avnet (such notice, the "Reduction Notice"), which Reduction Notice shall specify the reduction of the Aggregate Commitments to $350,000,000, such reduction to occur as of the Effective Date.

                  (g) The Effective Date shall have occurred no later than March 28, 2003.

For purposes of determining compliance with the conditions specified in this
Section 4,each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         5. Reservation of Rights. Avnet acknowledges and agrees that the execution and delivery by the Administrative Agent and the Required Lenders of this Amendment shall not (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or any Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document.

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         6.       Miscellaneous.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. The Credit Agreement, as amended hereby, is hereby ratified by Avnet.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.19 AND 9.20 OF THE CREDIT AGREEMENT, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of A Lender or Avnet shall bind such Lender or Avnet, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                  (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                  (g) Avnet covenants to pay to or reimburse the Administrative Agent, upon demand, for all out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the other documents contemplated hereby.

                  (h)      This Amendment shall constitute a Loan Document.

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                  (i)      The Lenders hereby acknowledge that the
Administrative Agent shall not be required to request foreign law Collateral Documents relating to pledges of shares or other interests (collectively, the "Specified Collateral Documents") of Avnet Brasil and Soluciones (collectively, the "Specified Subsidiaries"), and the Administrative Agent hereby agrees that Avnet shall not be required to deliver the Specified Collateral Documents regarding the Specified Subsidiaries; provided, however, that upon the occurrence of a Default or Event of Default, the Administrative Agent shall, at the request of the Required Lenders, require Avnet to deliver the Specified Collateral Documents regarding the Specified Subsidiaries and Avnet shall deliver the Specified Collateral Documents in accordance with the terms and conditions set forth in the Collateral Documents.

                  (j) The Lenders hereby consent (i) to the Administrative Agent returning to Avnet a stock certificate (the "eConnections Certificate") evidencing 3,867,366 shares of Series B Convertible Preferred Stock of eConnections, Inc. ("eConnections") and to Avnet tendering such eConnections Certificate to eConnections in connection with a liquidation plan by eConnections for a consideration of approximately$0.2315 per share (the "eConnections Transaction"), and (ii) to Avnet selling 132,000 shares of common stock of Clear Technologies, Inc. through its Subsidiary Savoir Technology Group, Inc. pursuant to an existing contractual obligation for a consideration of $1,500,000 or more, payable over five years following the sale of such shares (the "Clear Technologies Transaction"; and together with the eConnections Transaction, collectively, the "Permitted Dispositions") and (iii) to the Administrative Agent releasing all Lender Liens thereon; provided that (i) the Permitted Dispositions shall be substantially consummated no later than May
31, 2003, (ii) no Default or Event of Default shall exist on the date of the release of the Lender Liens in respect of the Permitted Dispositions, and (iii) no material change of the Permitted Dispositions shall have occurred without the prior written consent of the Required Lenders.

                  (k) Solely for the purpose of the Reduction Notice, the Lenders hereby waive the notice requirement in connection with a reduction of the Aggregate Commitments by Avnet set forth in clause (i) of Section 2.06(a) of the Credit Agreement.

                            [Signature pages follow]

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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Amendment as of the date first above written.

                                                AVNET, INC.

                                                By: /s/ Raymond Sadowski
                                                   -----------------------------
                                                Name:  Raymond Sadowski

                                                Title: Senior Vice President And
                                                       Chief Financial Officer

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                                         BANK OF AMERICA, N.A., as the
                                         Administrative Agent, a Lender, the L/C
                                         Issuer and the Swing Line Lender

                                         By: /s/ Sugeet Manchanda
                                            --------------------------
                                         Name:  Sugeet Manchanda

                                         Title: Principal

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                                         ABN AMRO BANK N.V., as a Lender

                                         By: /s/ Bassam Wehbe
                                            ------------------------------
                                         Name:  BASSAM WEHBE

                                         Title: SENIOR VICE PRESIDENT

                                         By: /s/ PETER HSU
                                            ------------------------------
                                         Name:  PETER HSU

                                         Title: VICE PRESIDENT

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                                         THE BANK OF NOVA SCOTIA, as a
                                         Lender

                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________

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                                         BANK OF TOKYO-MITSUBISHI
                                         TRUST COMPANY, as a Lender

                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________

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                                         BANK ONE, N.A., as a Lender

                                         By: /s/ Daniel E. Casey
                                             ---------------------------
                                         Name: Daniel E. Casey

                                         Title: Director

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                                         CREDIT SUISSE FIRST BOSTON, as a
                                         Lender

                                         By: /s/ Christopher Lally
                                             ---------------------------

                                         Name: CHRISTOPHER LALLY

                                         Title: VICE PRESIDENT

                                         By: /s/ Guy M. Baron
                                            ----------------------------

                                         Name:  GUY M. BARON

                                         Title: ASSOCIATE

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                                         WACHOVIA BANK,NATIONAL
                                         ASSOCIATION, as a Lender

                                         By: ____________________________

                                         Name: __________________________

                                         Title: _________________________

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                                         FLEET NATIONAL BANK, as a Lender

                                         By: /s/ Steven J. Melicharel
                                            -----------------------------

                                         Name: STEVEN J. MELICHAREL

                                         Title: SVP

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                                         KBC BANK, N.V., as a Lender

                                         By: ____________________________

                                         Name: __________________________

                                         Title: _________________________

                                         By: ____________________________

                                         Name:__________________________

                                         Title:_________________________

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                                         NATEXIS BANQUES POPULAIRES,
                                         as a Lender

                                         By: ____________________________

                                         Name: __________________________

                                         Title: _________________________

                                         By: ____________________________

                                         Name: __________________________

                                         Title: _________________________

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                                         THE NORTHERN TRUST COMPANY, as a Lender

                                         By: /s/ Eric Dybing
                                            ----------------------------

                                         Name:  Eric Dybing

                                         Title: Second Vice President

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                                         SKANDINAVISKA ENSKILDA
                                         BANKEN AB (PUBL), as a Lender

                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________

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                                         STANDARD CHARTERED BANK, as
                                         a Lender

                                         By: /s/ Mary Machado Schammel
                                            ----------------------------

                                         Name:  MARY MACHADO SCHAMMEL

                                         Title: Sr. Vice President

                                         By: /s/ Robert Reddington
                                            ----------------------------

                                         Name:  ROBERT REDDINGTON

                                         Title: AVP/CREDIT DOCUMENTATION
                                                STANDARD CHARTERED BANK NY

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                                         UNICREDITO ITALIANO, NEW YORK
                                         BRANCH, as a Lender

                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________

                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________

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